SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
March 22, 2002 (March 11, 2002)

JAKKS PACIFIC, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-28104	95-4527222
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization	File Number)	Identification No.)

22619 Pacific Coast Highway, Malibu, California	90265
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(310) 456-7799

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     Between December 2, 2001 and February 4, 2002, JAKKS Pacific, Inc. (“JAKKS”) purchased 132,754 shares of common stock of Toymax International, Inc. (“Toymax”) on the open market for an aggregate purchase price of $226,985.69. On March 11, 2002, JAKKS purchased 8,100,065 shares of Toymax common stock (the “Shares”) from four of its stockholders, Best Phase Limited, Hargo (Barbados) Limited, Steven A. Lebensfeld and Harvey Goldberg (the “Principal Stockholders”) in a transaction (the “Stock Purchase”) pursuant to a Stock Purchase Agreement dated as of February 10, 2002 among JAKKS, Toymax and the Principal Stockholders (the “Stock Purchase Agreement”). The aggregate purchase price for the Shares (the “Purchase Price”) was $24,300,217.31 in cash and 646,384 shares of JAKKS common stock, based on a price per share consisting of $3.00 in cash and 0.0798 share of JAKKS common stock (with cash payable in lieu of any fractional share). In connection with the Stock Purchase, all options to purchase Toymax common stock held by the Principal Stockholders or David Chu (an affiliate of one of the Principal Stockholders) were cancelled. In addition, JAKKS entered into employment or consulting agreements with certain Toymax executives, whose prior employment agreements with Toymax were terminated, and Toymax entered into new agreements with certain affiliates of one of the Principal Stockholders with respect to certain of Toymax’s manufacturing and agency arrangements.

     The Purchase Price and the compensation payable under the employment, consulting, manufacturing and agency agreements were determined through arms’ length negotiations between JAKKS, on the one hand, and Toymax and the other respective parties to such agreements, on the other hand.

     The entire cost of the Stock Purchase, including without limitation the Purchase Price, the closing payments to certain former affiliates of Toymax and the fees and expenses incurred by JAKKS, was funded out of JAKKS’ working capital/cash reserves.

     As a result of these transactions, as of March 21, 2002, JAKKS owns 8,232,819 shares of Toymax common stock, representing approximately 66.8% of the outstanding shares of Toymax common stock.

     Pursuant to the Stock Purchase Agreement, as amended by a letter agreement dated March 11, 2002, Toymax’s board of directors has been reconfigured to consist of six directors designated by JAKKS and two directors who were serving prior to the closing of the Stock Purchase. In addition, certain executive officers of JAKKS were appointed to serve as the executive officers of Toymax.

     Toymax has agreed to terminate its financing facility with The CIT Group/Commercial Services, Inc. and Fleet Capital Corporation, and to pay all of its Obligations (as defined) thereunder, not later than March 25, 2002. JAKKS may be required to fund all or part of such payment.

     To complete JAKKS’ acquisition of Toymax, the parties propose to effect the Merger (defined below). JAKKS currently estimates that the merger consideration payable in the Merger (which is subject to certain conditions and contingent adjustments) will consist of approximately $11,750,000 in cash and approximately 312,500 shares of JAKKS common stock.

     On February 10, 2002, JAKKS entered into an Agreement of Merger with JP/TII Acquisition Corp., JAKKS’ wholly-owned subsidiary (“Newco”), and Toymax (the “Merger Agreement”) pursuant to which the parties agreed that, subject to the conditions set forth therein, including, among others, the approval of the Merger by Toymax’s stockholders at a meeting to be convened for such purpose, Newco will merge into Toymax in a transaction (the “Merger”) in which the surviving corporation will become a wholly-owned subsidiary of JAKKS and the stockholders of Toymax, other than JAKKS, Newco or Toymax or a subsidiary thereof, will receive merger consideration consisting of $3.00 in cash and 0.0798 share of JAKKS common stock (subject to certain contingent adjustments). Pursuant to the Merger Agreement, at the effective time of the Merger, each outstanding option to purchase Toymax common stock will terminate and the holder thereof will receive a corresponding option to purchase JAKKS common stock or, under certain circumstances, a cash payment in accordance with the formula prescribed in the Merger Agreement.

     Toymax is a consumer leisure products company that creates, designs and markets innovative and technologically advanced toys and other leisure products sold under several brands, including Toymax, Laser Challenge, Creepy Crawlers, Funnoodle and Go Fly A Kite. In connection with the Stock Purchase, JAKKS acquired control of Toymax’s assets, consisting primarily of inventory, accounts receivable, proprietary marks and trade rights, character and technology licenses, leased premises and equipment. JAKKS intends to use the acquired equipment, consisting primarily of tools, molds and other product processing equipment, office equipment and vehicles that were used in the operation of Toymax’s business prior to the Stock Purchase, in the same manner for the immediate future.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  Financial Statements of Business Acquired.

1.	Toymax’s audited consolidated financial statements as of March 31, 2001 and 2000 and for the three years ended March 31, 2001
— Incorporated by reference to the financial statements included in Toymax’s Annual Report on Form 10-K for its fiscal year ended March 31, 2001, pages F-1 to F-19, inclusive.

2.	Toymax’s condensed consolidated balance sheets as of December 31, 2001 and 2000 (unaudited) and condensed consolidated statements of operations and cash flows for the nine month periods ended December 31, 2001 and 2000 (unaudited)
— Incorporated by reference to the financial statements included in Toymax’s Quarterly Report on Form 10-Q for its quarter ended December 31, 2001, pages 2 to 11, inclusive.

     (b)  Pro Forma Financial Information.

Not included herein; to be filed by amendment on or before May 27, 2002.

     (c)  Exhibits

Number	Description

2.1	Stock Purchase Agreement dated as of February 10, 2002 among JAKKS, Toymax and the Principal Stockholders(1)(*)

2.2	Agreement of Merger dated as of February 10, 2002 among JAKKS, JP/TII Acquisition Corp. and Toymax(2)(*)

2.3	Letter Agreement dated March 11, 2002 among Toymax, JAKKS and the Principal Stockholders(3)

10.1	Termination and Replacement of Manufacturing Agreement dated March 11, 2002 among Toymax, Toymax (H.K.) Limited, Jauntiway Investments Limited, et al.(4)

23	Consent of Independent Certified Public Accountants(5)

99	First Amendment to Loan Agreement and Consent and Waiver dated as of March 8, 2002(6)

(1)	Incorporated by reference to exhibit 1 of the statement on Schedule 13D filed by JAKKS on March 20, 2002.

(2)	Incorporated by reference to exhibit 2 of the statement on Schedule 13D filed by JAKKS on March 20, 2002.

(3)	Incorporated by reference to exhibit 3 of the statement on Schedule 13D filed by JAKKS on March 20, 2002.

(4)	Incorporated by reference to exhibit 4 of the statement on Schedule 13D filed by JAKKS on March 20, 2002.

(5)	Filed herewith.

(6)	Incorporated by reference to exhibit 15(B) of the statement on Schedule 13D filed by JAKKS on March 20, 2002.

(*)	JAKKS agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 22, 2002

JAKKS PACIFIC, INC.

By:	/s/ JOEL M. BENNETT Joel M. Bennett Executive Vice President

EXHIBIT INDEX

Number	Description

2.1	Stock Purchase Agreement dated as of February 10, 2002 among JAKKS, Toymax and the Principal Stockholders(1)(*)

2.2	Agreement of Merger dated as of February 10, 2002 among JAKKS, JP/TII Acquisition Corp. and Toymax(2)(*)

2.3	Letter Agreement dated March 11, 2002 among Toymax, JAKKS and the Principal Stockholders(3)

10.1	Termination and Replacement of Manufacturing Agreement dated March 11, 2002 among Toymax, Toymax (H.K.) Limited, Jauntiway Investments Limited, et al.(4)

23	Consent of Independent Certified Public Accountants(5)

99	First Amendment to Loan Agreement and Consent and Waiver dated as of March 8, 2002(6)

(1)	Incorporated by reference to exhibit 1 of the statement on Schedule 13D filed by JAKKS on March 20, 2002.

(2)	Incorporated by reference to exhibit 2 of the statement on Schedule 13D filed by JAKKS on March 20, 2002.

(3)	Incorporated by reference to exhibit 3 of the statement on Schedule 13D filed by JAKKS on March 20, 2002.

(4)	Incorporated by reference to exhibit 4 of the statement on Schedule 13D filed by JAKKS on March 20, 2002.

(5)	Filed herewith.

(6)	Incorporated by reference to exhibit 15(B) of the statement on Schedule 13D filed by JAKKS on March 20, 2002.

(*)	JAKKS agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.